THIS PLEDGE AGREEMENT (this "Pledge Agreement") is made and entered into as of September 18, 1996, by USA FINANCE, INC., a Delaware corporation ("Pledgor"), having an office at 1111 Park Centre Road, Suite 300, Miami, Florida 33169, in favor of SUNAMERICA FINANCIAL RESOURCES, INC., a Delaware corporation (together with its successors and assigns, "Pledgee"), having an address at 15303 Ventura Boulevard, Suite 1600, Sherman Oaks, California 91403.


                              W I T N E S S E T H:

     WHEREAS, Pledgor is the legal and beneficial owner of all of the shares of stock described on Part I of Schedule I hereto and issued by the corporation named on such Part I of Schedule I.

     WHEREAS, Contract Funding Corp ("Funding"), as Seller, Gold Coast Finance, Inc. ("Gold Coast"), as Collection Agent, and SunAmerica Financial Resources, Inc., as Facility Agent and Purchaser, are entering into a Receivables Purchase and Sale Agreement (as amended, supplemented or otherwise modified from time to time, the "Purchase Agreement") dated as of September 18, 1996, pursuant to which Purchaser will purchase and Seller will sell Receivables subject to the terms and conditions thereof. Capitalized terms used in this Pledge Agreement but not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

     WHEREAS, Pledgor is the owner of 100% of the capital stock of each of Gold Coast, National-Wide Premium Finance Corporation ("National-Wide") and Funding and will receive substantial direct and indirect benefits from the transactions contemplated by the Purchase Agreement and Purchase Documents.

     WHEREAS, Pledgor has guaranteed the obligations of Gold Coast and National-Wide under the Purchase Documents pursuant to the USA Guaranty executed by Pledgor in favor of Pledgee.

     WHEREAS, Pledgee has agreed to make certain loans, from time to time, to Pledgor as evidenced by that certain demand promissory note dated as of September 18, 1996 executed by Pledgor in favor of Pledgee (as amended, supplemented, extended or otherwise modified from time to time, the "Note").

     WHEREAS, Pledgor is willing irrevocably and unconditionally to grant certain security interests in favor of Pledgee as herein provided.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, receipt of which is hereby acknowledged, and in order to induce Pledgee to extend credit under the Note and enter into the Purchase Documents, Pledgor hereby agrees as follows:

     1. Pledge. Pledgor hereby pledges to Pledgee, and grants to Pledgee a security interest in, the following collateral to secure the Secured Obligations (as defined in Section 2) (the "Pledged Collateral"):

        (a) the shares of stock of the issuers identified on Schedule I hereto held by it (the "Pledged Shares") and the certificates representing the Pledged Shares, and all stock dividends, cash dividends, all other dividends, cash, instruments, chattel paper, warrants, options and other rights, property or proceeds and products from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

        (b) all additional shares of stock of the issuers identified on Schedule I hereto at any time acquired by Pledgor in any manner, and all securities convertible into and warrants, options and other rights to purchase any shares of stock and the certificates or other instruments representing such additional shares, securities, warrants, options or other rights (and any such additional shares shall constitute part of the Pledged Shares under this Pledge Agreement), and all stock dividends, cash dividends, cash, instruments, chattel paper, warrants and any other rights, property or proceeds and products from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such shares, securities, warrants, options or other rights;

        (c) all other claims of any kind or nature, and any instruments, certificates, chattel paper or other writings evidencing such claims, whether in contract or tort and whether arising by operation of law, consensual agreement or otherwise, at any time acquired by Pledgor against any issuer of the Pledged Shares; and

        (d) all proceeds of any of the foregoing. The term "proceeds" shall have the meaning assigned to that term under the Uniform Commercial Code as in effect in any relevant jurisdiction.

     2. Security for Obligations. This Pledge Agreement and all of the Pledged Collateral secure the payment and performance when due of all obligations, liabilities and indebtedness of every nature of Pledgor to Pledgee, whether at stated maturity, on mandatory prepayment, by acceleration or otherwise, now or hereafter existing under or arising out of or in connection with the Note or the USA Guaranty and all renewals, extensions, restructurings and refinancings of the foregoing, whether for principal, interest (including, without limitation, interest which, but for the filing of a petition in bankruptcy, would accrue on such obligations whether or not such interest is an allowed claim), fees, expenses or otherwise, and all obligations or liabilities of Pledgor now or hereafter existing under this Pledge Agreement (all such debts, obligations and liabilities being collectively called the "Secured Obligations").

     3. Delivery of Pledged Collateral. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Pledgee pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed indorsements or undated instruments of transfer or assignment in blank with signatures guaranteed, all in form and substance acceptable to Pledgee. Pledgee shall have the right, at any time in its discretion and without notice to Pledgor following the occurrence of an Event of Default, to transfer to or to register in the name of Pledgee or any of its nominees any or all of the Pledged Collateral.

     4. Representations and Warranties. In order to induce Pledgee to make loans under the Note and to enter into the Purchase Documents and this Pledge Agreement, Pledgor represents and warrants that the following statements are, true, correct and complete as follows:

     (a) Schedule I hereto completely and accurately sets forth the number of shares of the issued and outstanding stock of Contract Funding Corp., a Delaware corporation, held, beneficially or of record, by Pledgor as of the Closing Date. The Pledged Shares constitute the percentage of the issued and outstanding shares of stock of the applicable issuer set forth on Schedule I. All shares of such stock owned by Pledgor have been, or will be upon issuance, duly authorized and validly issued in compliance with all applicable securities laws and are or will be, as the case may be, fully paid and nonassessable. There are no outstanding warrants, options, subscriptions or other contractual arrangements for the purchase of any other shares of stock or any securities convertible into shares of stock of any of the issuers of the Pledged Shares, and there are no preemptive rights with respect to the shares of stock of any such issuer.

        (b) Pledgor is the legal, record and beneficial owner of the Pledged Collateral.

        (c) The delivery of the Pledged Shares to Pledgee pursuant to this Pledge Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, free of any adverse claim, securing the payment of the Secured Obligations.

        (d) No consent of any other party (including, without limitation, any stockholder or creditor of Pledgor) and no consent, authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge by Pledgor of the Pledged Collateral pursuant to this Pledge Agreement or for the execution, delivery or performance of this Pledge Agreement by Pledgor, or (ii) for the exercise by Pledgee of the voting or other rights provided for in this Pledge Agreement or the remedies in respect of the Pledged Collateral pursuant to this Pledge Agreement (except as may be required in connection with such disposition of any Pledged Collateral by laws affecting the offering and sale of securities generally).

        (e) None of the Pledged Shares constitutes margin stock, as defined in Regulation U of the Board of Governors of the Federal Reserve System.

        (f) This Pledge Agreement is the legal, valid and binding obligation of Pledgor, enforceable against it in accordance with its terms.

        (g) All information heretofore, herein or hereafter supplied to Pledgee by or on behalf of Pledgor with respect to the Pledged Collateral is and will be accurate and complete in all material respects.

        (h) The chief executive office of Pledgor is located at the address set forth in the preamble of this Pledge Agreement.


     5. Further Assurances.

        (a) Pledgor will, from time to time, at its expense, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable, or that Pledgee may request, in order to perfect and protect any security interest granted or purported to be granted hereby, to enable Pledgee to exercise and enforce the rights and remedies of Pledgee hereunder with respect to any Pledged Collateral or to carry out the provisions and purposes hereof. Without limiting the generality of the foregoing, Pledgor will: (i) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Pledgee may request, in order to perfect and preserve the security interests granted or purported to be granted hereby under the laws of any applicable jurisdiction; (ii) upon Pledgee's request, appear in and defend any action or proceeding that may affect Pledgor's title to or Pledgee's security interest in the Pledged Collateral; and (iii) immediately after the purchase or other acquisition of Pledged Collateral after the date hereof, deliver to Pledgee all such Pledged Collateral hereunder.

        (b) Pledgor will, promptly upon request, provide to Pledgee all information and evidence it may reasonably request concerning the Pledged Collateral to enable Pledgee to enforce the provisions of this Pledge Agreement.

        (c) Pledgor will, immediately upon the purchase or acquisition of any additional shares of stock of the issuers identified on Schedule I hereto, deliver to Pledgee such Pledged Shares or such instruments, as the case may be, as required by Section 3 above, together with a proxy substantially in the form attached hereto as Exhibit A, and a pledge amendment, duly executed by Pledgor, in substantially the form of Exhibit B hereto (a "Pledge Amendment"), in respect of the additional shares or instruments which are to be pledged pursuant to this Pledge Agreement. Pledgor hereby authorizes Pledgee to attach each Pledge Amendment to this Pledge Agreement and agrees that all shares and instruments listed on any Pledge

Amendment delivered to Pledgee shall for all purposes hereunder be considered Pledged Collateral.

     6. Negative Covenants. So long as any Secured Obligation shall remain unpaid or outstanding, Pledgor shall not:

        (a) create, incur, assume or suffer to exist any security interest, lien or other encumbrance on any of the Pledged Collateral now owned or hereafter acquired other than pursuant to this Pledge Agreement;

        (b) permit any issuer of any Pledged Shares to merge or consolidate;

        (c) engage, directly or indirectly, in any business other than the business conducted by Pledgor on the Closing Date and similar and related businesses; or

        (d) convert any of the Pledged Collateral into other stock or securities (including any warrants, options, subscriptions or other contractual arrangements for the purchase of stock or securities convertible into stock).

     7. Voting Rights; Dividends; Etc.

        (a) For purposes of this Pledge Agreement, "Event of Default" shall mean any default or failure to perform any obligation of Pledgor under the Note or USA Guaranty. So long as no Event of Default shall have occurred and be continuing (and in the case of subsection 7(a)(i) hereof, so long as Pledgee shall not have made the election to exercise the rights set forth in subsection
(c) below):

            (i) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement, the Note or the USA Guaranty, provided, however, that, after the occurrence and during the continuance of an Event of Default and so long as Pledgee shall not have made the election to exercise the rights set forth in subsection (c) below, Pledgor shall not exercise or refrain from exercising any such right if, in Pledgee's reasonable judgment, such action or inaction would have a material adverse effect on the value of the Pledged Collateral or any part thereof; and provided, further, that Pledgor shall give Pledgee at least ten (10) days prior written notice of the manner in which it intends to exercise, and the reasons therefor, or the reasons for refraining from exercising, any such right.

            (ii) Pledgor shall be entitled to receive and retain any cash dividends and distributions paid or payable with respect to any of the Pledged Collateral. Any and all instruments, chattel paper and other rights, property or proceeds and products (other than cash or checks) received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral, shall be, and shall be forthwith, delivered to Pledgee to hold as Pledged Collateral, and shall, if received by Pledgor, be received in trust for the benefit of Pledgee, be segregated from the other property or funds of Pledgor, and be forthwith delivered to Pledgee as Pledged Collateral in the same form as so received (with any necessary indorsement).

            (iii) Pledgee shall execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above.

        (b) Upon the occurrence and during the continuance of an Event of
Default:

            (i) All rights of Pledgor to receive and retain any cash dividends and distributions pursuant to subsection 7(a)(ii) shall cease and become vested solely in Pledgee, who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends and distributions (and apply them to payment of the Secured Obligations).

            (ii) Upon the election by Pledgee in accordance with subsection 7(c) below, all rights of Pledgor to exercise the voting and other consensual rights pursuant to subsection 7(a)(i) above shall cease and be vested solely in Pledgee, who shall thereupon have the exclusive right to exercise such voting and other consensual rights. In order to effect such transfer of rights, Pledgee shall have the right, upon such notice, to date and present to the issuer of the Pledged Shares the irrevocable proxy executed by Pledgor substantially in the form attached hereto as Exhibit A (the "Proxy");

            (iii) All dividends and distributions which are received by Pledgor contrary to the provisions of this subsection 7(b)(i) shall be received in trust for the benefit of Pledgee, shall be segregated from other funds of Pledgor and shall be forthwith paid over to Pledgee as Pledged Collateral in the same form as so received (with any necessary indorsement).

        (c) Notwithstanding anything to the contrary contained in this Section 7, the rights of Pledgee to exercise voting and other consensual rights pursuant to subsection 7(b)(ii) hereof without regard to directions from Pledgor shall arise only upon the election by Pledgee from and after the occurrence and during the continuance of any Event of Default to exercise such rights; provided that Pledgee shall not be obligated to notify Pledgor of any such election, which election shall be effective when made, and may be evidenced by Pledgee or its designee or nominee exercising such voting or other consensual rights. The exercise by Pledgee of its rights hereunder shall not constitute an election by Pledgee to retain the Pledged Collateral in satisfaction of the Secured Obligations, or affect Pledgee's rights to any other collateral or against any other party.

     8. Subsequent Changes Affecting Collateral; Transfers and Other Liens; Additional Shares.

        (a) Pledgor represents to Pledgee that Pledgor has made its own arrangements for keeping informed of changes or potential changes affecting the Pledged Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights), and Pledgor agrees that Pledgee shall not have any responsibility or liability for informing Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto.

        (b) Pledgor agrees that Pledgor will not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral or (ii) enter into any other contractual obligations which could reasonably be expected to restrict or inhibit Pledgee's rights or ability to sell or otherwise dispose of the Pledged Collateral or any part thereof after the occurrence of an Event of Default.

     (c) Pledgor agrees that it will (i) not cause any issuer of the Pledged Shares to issue any stock or other securities (including any warrants, options, subscriptions or other contractual arrangements for the purchase of stock or securities convertible into stock) in addition to or in substitution for the Pledged Shares except to Pledgor, and (ii) deliver hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all writings evidencing any additional Pledged Collateral. Pledgor hereby authorizes Pledgee to modify this Pledge Agreement by unilaterally amending Schedule I to include such shares of stock or other securities.

     9. Pledgee Appointed Attorney-in-Fact. Pledgor hereby irrevocably appoints Pledgee as Pledgor's attorney-in-fact effective upon the occurrence of an Event of Default, with full authority in the place and stead of Pledgor and in the name of Pledgor, Pledgee or otherwise, from time to time in Pledgee's discretion to take any action (including completion and presentation of the Proxy) and to execute any instrument that Pledgee may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including, without limitation, to (i) receive, indorse and collect all instruments made payable to Pledgor representing any dividend, distribution or other payment in respect of the Pledged Collateral or any part thereof and (ii) to exercise the voting and other consensual rights pertaining to the Pledged Collateral; and (iii) sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Pledged Collateral as fully and completely as though Pledgee were the absolute owner thereof for all purposes, and to do, at Pledgee's option and Pledgor's expense, at any time and from time to time, all acts and things that Pledgee deems necessary to protect, preserve or realize upon the Pledged Collateral. Pledgor hereby ratifies and approves all acts of Pledgee made or taken pursuant to this Section 9. Except as specifically set forth in Section 11 hereof, neither Pledgee nor any person designated by Pledgee shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law. This power of attorney is coupled with an interest and shall be irrevocable until all Secured Obligations shall have been fully satisfied and paid in full in cash and the Note and USA Guaranty shall have been terminated.

     10. Pledgee May Perform. If Pledgor fails to perform any agreement contained herein, Pledgee may itself perform, or cause performance of, such agreement, and the expenses of Pledgee incurred in connection therewith shall be payable by Pledgor under Section 16 hereof, and be a part of the Secured Obligations.

     11. Limitation on Duty of Pledgee with Respect to the Pledged Collateral. The powers conferred on Pledgee hereunder are solely to protect its interests in the Pledged Collateral and shall not impose any duty on it to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for monies actually received by it hereunder, Pledgee shall have no duty with respect to any Pledged Collateral. Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment that is substantially equivalent to that which Pledgee accords its own property, it being expressly agreed that Pledgee shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not Pledgee has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral, but Pledgee may do so and all expenses incurred in connection therewith shall be payable by and for the sole account of Pledgor and shall be part of the Secured Obligations.

     12. Remedies upon Event of Default. If any Event of Default shall have occurred:

         (a) Pledgee may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the Uniform Commercial Code (the "UCC") in effect in the State of New York at that time, whether or not the UCC applies to the affected Pledged Collateral, and Pledgee may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at a public or private sale, at any exchange, broker's board or at any of Pledgee's offices or elsewhere, for cash, on credit, or for future delivery, at such price or prices and upon such other terms as Pledgee deems commercially reasonable. Pledgor acknowledges and agrees that such a private sale may result in prices and other terms which may be less favorable to the seller than if such sale were a public sale. Pledgor agrees that, to the extent notice of sale shall be required by law, at least five days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. At any sale of the Pledged Collateral, if permitted by law, Pledgee may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for the purchase of the Pledged Collateral or any portion thereof. Pledgee shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgee shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the issuing corporation of such securities to register such securities for public sale under the Securities Act of 1933, as from time to time amended (the "Securities Act"), or under any other applicable securities laws, even if the issuing corporation would agree to do so. To the extent permitted by law, Pledgor hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter enacted.

         (b) Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as from time to time amended (the "Securities Act"), and other applicable securities laws, Pledgee may be compelled, with respect to any sale of all or any part of the Pledged Collateral conducted without prior registration or qualification of such Pledged Collateral under the Securities Act and/or such securities laws, to limit purchasers to those who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to Pledgee than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances Pledgor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Pledgee shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under any other applicable securities laws. Pledgor waives any claims against Pledgee arising by reason of the fact that the price at any private sale was less than the price that might have been obtained at a public sale, or was less than the Secured Obligations, even if Pledgee shall accept the first offer received and does not offer the Pledged Collateral to more than one prospective purchaser. If Pledgee determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, Pledgor shall and shall cause each issuer of the Pledged Shares from time to time to furnish to Pledgee all such information Pledgee may request in order to determine the number of shares and other instruments included in the Pledged Collateral which may be sold by Pledgee as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect, and any other applicable laws.

     (c) Any cash held by Pledgee as Pledged Collateral and all cash proceeds received by Pledgee in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of Pledgee, be held by Pledgee as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to Pledgee pursuant to Section 16) in whole or in part by Pledgee against, all or any part of the Secured Obligations in such order as Pledgee shall elect. Any surplus of such cash or cash proceeds held by Pledgee and remaining after payment in full of all the Secured Obligations shall be paid over to Pledgor or to whomsoever may be lawfully entitled to receive such surplus or as a court of competent jurisdiction may direct; provided, that in the event that all of the conditions to the termination of this Pledge Agreement pursuant to Section 18 shall not have been fulfilled, such balance shall be held and applied from time to time as provided in this subsection 12(c) until all such conditions shall have been fulfilled.

     13. Registration Rights. If Pledgee shall determine to exercise its right to sell all or any of the Pledged Collateral pursuant to Section 12, Pledgor agrees that it will, at its own expense:

         (a) execute and deliver, and cause each issuer of the Pledged Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of Pledgee, advisable to register such Pledged Collateral under the provisions of the Securities Act, and to cause the registration statement relating thereto to become effective and to remain effective until such time as all of the Pledged Collateral included in such registration statement has been sold, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of Pledgee, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

         (b) use its best efforts to qualify the Pledged Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Pledged Collateral, as requested by Pledgee;

         (c) cause the issuer of the Pledged Collateral to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act; and

         (d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with applicable law.

     Pledgor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by Pledgee by reason of the failure by Pledgor to perform any of the covenants contained in this Section and, consequently, agrees that, if Pledgor shall fail to perform any of such covenants contained in this Section it shall pay, as liquidated damages and not as a penalty, an amount equal to the fair market value of the Pledged Collateral (assuming it were sold pursuant to the request hereunder) on the date Pledgee shall demand compliance with this Section.

     Notwithstanding the foregoing, Pledgor recognizes that Pledgee may be unable to effect a public sale of all or part of the Pledged Collateral and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the seller than if sold at public sales and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner, and that Pledgee has no obligation to delay the sale of any such Pledged Collateral for the period of time necessary to permit the issuer of such Pledged Collateral to register such Pledged Collateral for public sale under the Securities Act.

     14. Remedies Cumulative. No failure on the part of Pledgee to exercise, and no delay in exercising and no course of dealing with respect to, any power, privilege or right under this Pledge Agreement, the Note, the USA Guaranty or the other Purchase Documents shall operate as a waiver thereof; nor shall any single or partial exercise by Pledgee of any power, privilege or right under this Pledge Agreement, the Note, the USA Guaranty or the other Purchase Documents preclude any other or further exercise thereof or the exercise of any other such power, privilege or right. The powers, privileges and rights in this Pledge Agreement, the Note, the USA Guaranty and the other Purchase Documents are cumulative and are not exclusive of any other remedies provided by law.

     15. Application of Proceeds. Upon the occurrence of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Pledged Collateral shall be applied: first to all reasonable fees, costs and expenses incurred by Pledgee with respect to the Note, USA Guaranty or the Pledged Collateral, including, without limitation, those described in Section 16 herein; second, to accrued and unpaid interest on the Secured Obligations (including any interest which but for the provisions of the Bankruptcy Code, would have accrued on such amounts whether or not such interest is an allowed claim); third, to the principal amounts of the Secured Obligations outstanding and any other outstanding Secured

Obligations; fourth, to any other indebtedness or obligations of Pledgor owing to Pledgee or to whomever may be lawfully entitled thereto; and fifth, to the Pledgor.

     16. Expenses. Pledgor shall promptly pay to Pledgee all reasonable out-of-pocket costs and expenses of Pledgee (both before and after the execution hereof) in connection with protecting or perfecting Pledgee's security interest in the Pledged Collateral or in connection with any matters contemplated by or arising out of this Pledge Agreement, the Note or USA Guaranty, whether (a) to prepare, negotiate or execute any amendment to, modification of or extension of this Pledge Agreement, the Note or USA Guaranty, (b) to commence, defend, or intervene in any litigation or to file a petition, complaint, answer, motion or other pleadings necessary to protect the rights of Pledgee under this Pledge Agreement, the Note or USA Guaranty (c) to take any other action in or with respect to any suit or proceeding (bankruptcy or otherwise) necessary to protect the rights of Pledgee under this Pledge Agreement, the Note or USA Guaranty, (d) to protect, collect, sell, take possession of, release or liquidate any of the Pledged Collateral or (e) to attempt to enforce or to enforce any security interest in any of the Pledged Collateral, or to enforce any rights of Pledgee to collect any of the Secured Obligations, including all reasonable fees and expenses of attorneys (including allocated costs of internal counsel) and paralegals, and in the case of enforcement, pay such reasonable costs and expenses for Pledgee.

     17. Indemnity. In addition to the payment of expenses pursuant to Section 16, Pledgor agrees to indemnify, pay and hold Pledgee and its officers, directors, employees, agents, affiliates and attorneys (collectively called the "Indemnitees") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto) that may be imposed on, incurred by, or asserted against that Indemnitee, in any manner relating to or arising out of this Pledge Agreement, the Note or USA Guaranty or the exercise of any right or remedy hereunder or under the other Note or USA Guaranty (the "Indemnified Liabilities"); provided that Pledgor shall have no obligation to an Indemnitee hereunder with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of that Indemnitee as determined by a court of competent jurisdiction. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, Pledgor shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them. The agreements of Pledgor set forth in this Section 17 shall survive the termination of this Pledge Agreement and the satisfaction and payment in full of all Secured Obligations.

     18. Termination of Security Interests; Release of Collateral. Upon payment in full in cash and performance of all Secured Obligations and the termination of the Note and the USA Guaranty, the security interests shall terminate and all rights to the Pledged Collateral shall revert to Pledgor. Upon such termination of the security interests or release of any Pledged Collateral, Pledgee will, at the expense of Pledgor, and subject to Section 23 herein, execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence the termination of the security interests or the release of such Pledged Collateral which has not yet theretofore been sold or otherwise applied or released. Such release shall be without recourse or warranty to Pledgee.

     19. Amendments, Waivers and Consents. No amendment, modification, termination or waiver of any provision of this Pledge Agreement, or consent to any departure by Pledgor therefrom, shall in any event be effective without the written concurrence of Pledgee and Pledgor.

     20. Notices. Any notice, approval, request, demand, consent or other communication hereunder, including any notice of default or notice of sale, shall be in writing (including telecommunication) and mailed, telecommunicated or delivered, as to each party hereto, at the address set forth above (or to such other address previously designated by written notice to the serving party). All such notices and communications shall, when mailed or telecommunicated, be effective when deposited in the mails or telecommunicated, respectively.

     21. Continuing Security Interest; Successors and Assigns. This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the performance and payment in full in cash of the Secured Obligations and termination of the Note and USA Guaranty, (ii) be binding upon Pledgor, its successors and assigns, and (iii) inure, together with the rights and remedies of Pledgee hereunder, to the benefit of Pledgee and its successors and assigns. Without limiting the generality of the foregoing clause (iii), Pledgee may assign or otherwise transfer the Note or any interest therein held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Pledgee herein or otherwise. Until Pledgor receives written notice of such assignment or transfer, Pledgor may continue to deal solely and directly with the existing Pledgee in connection with this Pledge Agreement. Pledgor may not assign or transfer any of its interests or obligations hereunder without the prior consent of Pledgee.

     22. Waiver.

         (a) In addition to any other waivers herein, Pledgor waives to the greatest extent it may lawfully do so, and agrees that it shall not at any time insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshalling of assets, redemption or similar law, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by Pledgor of its obligations under, or the enforcement by Pledgee of, this Pledge Agreement. Pledgor hereby waives diligence, presentment and demand (whether for nonpayment or protest or of acceptance, maturity, extension of time, change in nature or form of the Secured Obligations, acceptance of further security, release of further security, or composition or agreement arrived at as to the amount of, or their terms of the Secured Obligations) with respect to any of the Secured Obligations or all other demands whatsoever and waives the benefit of all provisions of law which are or might be in conflict with the terms of this Pledge Agreement. Pledgor hereby waives any requirement on the part of any holder of the Note or any of the Secured Obligations to mitigate the damages resulting from any default under the Note or any of the Secured Obligations. Pledgor represents, warrants and agrees that, as of the date of this Pledge Agreement, its obligations under this Pledge Agreement are not subject to any offsets or defenses against Pledgee of any kind. Pledgor further agrees that its obligations under this Pledge Agreement shall not be subject to any counterclaims, offsets or defenses against Pledgee of any kind which may arise in the future.

         (b) In the event Pledgee shall bid at any foreclosure or trustee's sale or at any private sale permitted by law, Pledgee may bid all or less than the amount of the Secured Obligations.

     23. Reinstatement. This Pledge Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by Pledgee in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by Pledgee upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Pledgor or any of its Affiliates upon the appointment of any intervenor or conservator of, or trustee or similar official for, Pledgor or any of its Affiliates or any substantial part of its assets, or otherwise, all as though such payments had not been made.

     24. Severability. The provisions of this Pledge Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Pledge Agreement in any jurisdiction.

     25. Interpretation. Time is of the essence of each provision of this Pledge Agreement of which time is an element. All terms not defined herein or in the Purchase

Agreement shall have the meanings set forth in the UCC, except where the context otherwise requires.

     26. Survival of Provisions. All agreements, representations and warranties made herein shall survive the payment in full of the Secured Obligations and the cancellation and termination of the Note and USA Guaranty.

     27. Statute of Limitations. Pledgor hereby waives the right to plead any statute of limitations as a defense to any indebtedness or obligation hereunder or secured hereby to the full extent permitted by law.

     28. Headings Descriptive. The headings in this Pledge Agreement are for convenience of reference only and shall not constitute a part of this Pledge Agreement for any other purpose or be given any substantive effect.

     29. Entire Agreement. This Pledge Agreement is intended by the parties as a final expression of their agreement with respect to the matters covered hereby and is intended as a complete and exclusive statement of the terms and conditions thereof.

     30. Counterparts. This Pledge Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same agreement. The acknowledgment attached hereto is incorporated in and made a part of this Note by this reference.

     31. Governing Law. THIS PLEDGE AGREEMENT IS GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS GRANTED HEREBY, OR THE REMEDIES HEREUNDER, IN RESPECT OF ANY PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF ANOTHER JURISDICTION.

     32. Consent to Jurisdiction. PLEDGOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK AND IRREVOCABLY AGREES THAT, SUBJECT TO PLEDGEE'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS PLEDGE AGREEMENT.

     33. Waiver of Jury Trial. PLEDGOR AND PLEDGEE HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS PLEDGE AGREEMENT. PLEDGOR AND PLEDGEE ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS PLEDGE AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. PLEDGOR AND PLEDGEE FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, Pledgor has caused this Pledge Agreement to be duly executed and delivered as of the day and year first above written.


                                          USA FINANCE, INC.
                                          a Delaware corporation


                                          By: /s/ Stephen E. Michaelson
                                              ---------------------------------
                                              Stephen E. Michaelson
                                              Chief Executive Officer


By acceptance hereof as of the day and year first above written, Pledgee agrees to be bound by the provisions hereof.


                                          SUNAMERICA FINANCIAL RESOURCES, INC.,
                                          a Delaware corporation


                                          By: /s/ Lawrence M. Goldman
                                              ---------------------------------
                                              Lawrence M. Goldman
                                              Senior Vice President

                                   SCHEDULE I
                                       TO
                                PLEDGE AGREEMENT

                                     Part I
                                 Pledged Shares


                                              Stock
                            Class of       Certificate                    Number of
     Issuer                   Stock          Numbers        Par Value       Shares         Percentage
     ------                 --------       -----------      ---------     ---------        ----------
 Contract Funding
 Corp.                       Common             1              .01          1,000             100%

                                    EXHIBIT A

                                IRREVOCABLE PROXY


     The undersigned hereby appoints SUNAMERICA FINANCIAL RESOURCES, INC. ("Pledgee") as Proxy with full power of substitution, and hereby authorizes Pledgee to represent and vote all of the shares of the capital stock of Contract Funding Corp. held of record by the undersigned on the date of exercise hereof or at any meeting or at any other time chosen by Pledgee in its sole discretion.


                                            USA FINANCE, INC.
                                            a Delaware corporation



Date:                                       By:
     ------------------------                   -------------------------------
                                                Name:
                                                Title:

                                    EXHIBIT B

                                PLEDGE AMENDMENT


                  This Pledge Amendment, dated ___________________ is delivered pursuant to Section 5(c) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement, dated as of September 18, 1996, between the undersigned and SunAmerica Financial Resources, Inc., as Pledgee (the "Pledge Agreement"; capitalized terms defined therein being used herein as therein defined) and that the shares/instruments listed on this Pledge Amendment shall be deemed to be part of the Pledged Collateral and shall secure all Secured Obligations.


                                            USA FINANCE, INC.
                                            a Delaware corporation


                                            By:
                                                -------------------------------
                                                Name:
                                                Title:


======================  ================  ====================  =============  ===============  ==================
                                                  Stock                            Number
                            Class              Certificate           Par             of
     Stock Issuer          of Stock               No(s).            Value          Shares           Percentage
======================  ================  ====================  =============  ===============  ==================
